SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)September 12, 2000

GLOBALNETCARE, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-27097 (Commission File Number)	980215778 (IRS Employer Identification No.)

117 Gun Avenue, Pointe-Claire, Quebec, Canada                HR9 3X2
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (514) 693-0877

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada HA3 3H3
(Former address, if changed since last report)

EXPLANATORY NOTE:

           On September 27, 2000, the Registrant filed a report on Form 8-K (the “Original” 8-K”) to report a change in control of the registrant (Item 1) resulting from the acquisition of Business Way Computer Centre Inc. and Cor-Bit Peripherals Inc. on September 12, 2000 (Items 2 and 7). On November 27, 2000, the Registrant filed Amendment No. 1 to the Original 8-K (the “Amended 8-K”) to announce a change of accountants (Item 4) and to complete the filing of the financial statements required by Item 7 in accordance with instruction (a)(4) of Item 7. The Amended 8-K announced a change in the fiscal year end of the Registrant, but it was disclosed in Item 7 rather than Item 8, and Exhibit 16(a), a letter from the former accountant was not included as it was not yet available. Accordingly, this amendment discloses the change of fiscal year end under Item 8 and includes the letter of the former accountant at Exhibit 16(a). Except as specifically amended by this amendment, the Original 8-K and the Amended 8-K are not changed by this amendment. Exhibit 16(a) includes spelling and reference errors contained in the original.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)        Exhibits

Exhibit No.	Description
16(a)	Letter of KPMG LLP dated November 17, 2000 (received on December 15, 2000)

ITEM 8. CHANGE IN FISCAL YEAR.

           On November 17, 2000, the Board of Directors of the Registrant changed the fiscal year end of the Registrant from December 31 of each year to July 31 of each year.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBALNETCARE, INC. (Registrant)
Date: March 1, 2001	By:/s/ Michele Scott Michele Scott Vice President and Chief Financial Officer

Exhibit 16(a)

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KPMG LLP Chartered Accountants 2000 McGill College Avenue Suite 1900 Montreal, Quebec H3A 3H8	Telephone (514) 840-2100 Telefax (514)840-2187 www.kpmg.com

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

November 17, 2000

Ladies and Gentlemen:

In connection with GlobalNetCare Inc., we inform you that we were appointed auditors of the Corporation and as such we have issued an auditors’ report to the shareholders dated March 20, 2000 on the consolidated financial statements of the Corporation as at December 31, 1999 and for the year ended December 31, 1999 and for the period from inception to December 31, 1999.

We were informed recently that the Corporation acquired Cor-bit Perpherals Inc. and Business Way Computer Center Inc. by issuing a certain number of shares and, as a result, these corporations have been determined the acquiring corporations.

According, we understand that our engagement as independent accountant was terminated.

We have read item 4(a) of Form 8-Amendment no 1 of the Corporation. Since our auditors’ report is dated March 20, 2000, the date shown in item 4(a) of November 17, 2000 should be replaced by March 20, 2000.

We do not provide any other comment with respect to such Form 8.

Yours very truly,

/s/KPMG LLP
Chartered Accountants

KPMG LLP, a Canadian owned limited liability partnership established under the laws of Ontario, is a member of KPMG International, a Swiss association.